                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                            INFORMATION REQUIRED IN
                                PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement                        / / Confidential, For Use of the Commission
                                                            Only (as Permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              DCB Financial Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee Computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
                N/A

     (2)  Aggregate number of securities to which transaction applies:
                N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                N/A

     (4)  Proposed maximum aggregate value of transaction:
                N/A

     (5)  Total fee paid:
                N/A

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:
                N/A

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                              DCB FINANCIAL CORP.
                             41 N. Sandusky Street
                              Delaware, Ohio 43015

              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

                                  May 21, 1997

TO THE SHAREHOLDERS OF DCB FINANCIAL CORP.:

     You are hereby notified that the annual meeting of the shareholders of DCB Financial Corp. (the "Company") will be held on May 21, 1997 at 7:30 P.M. (Dinner at 6:30 P.M.) at The Hamilton/Williams Campus Center, Ohio Wesleyan University, Delaware, Ohio, for the purpose of considering and acting upon the following:

1. To elect members of the Board of Directors to the Classes designated in the attached Proxy Statement; and

2. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF

        This is the first Annual Meeting for the Company which acquired The Delaware County Bank & Trust Company (the "Bank") effective as of the conclusion of business on March 14, 1997. The Board of Directors has fixed April 1, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. As of the record date there were 4,273,200 shares of the Company's no par value common stock outstanding. The stock transfer books of the Company will not be closed prior to the meeting.

         A copy of the Bank's Annual Report, which includes the Bank's audited Balance Sheets as of December 31, 1996, and 1995, the related audited Statements of Income, Statements of Changes in Shareholders' Equity, and Statements of Cash Flows for each of the two years ended December 31, 1996, is enclosed.

                                           By order of the Board of Directors

                                           Larry D. Coburn, President

April 15, 1997

     YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR EXECUTED PROXY AT ANY TIME BEFORE IT IS EXERCISED AT THE ANNUAL MEETING OF SHAREHOLDERS BY NOTIFYING THE CHAIRMAN OF THE MEETING OR THE SECRETARY OF THE COMPANY AT, OR PRIOR TO THE MEETING, OF YOUR INTENTION. IF YOUR STOCK IS HELD IN MORE THAN ONE (1) NAME, ALL PARTIES MUST SIGN THE PROXY FORM.

                                PROXY STATEMENT

                              GENERAL INFORMATION

         This Proxy Statement and the accompanying form of proxy is furnished in connection with the solicitation, by the Board of Directors of DCB Financial Corp., 41 N. Sandusky Street, Delaware, Ohio 43015, (614) 363-1133, of proxies to be voted at the annual meeting of shareholders of DCB Financial Corp. to be held on May 21, 1997, at 7:30 P.M. (Dinner at 6:30 P.M.) at The Hamilton/Williams Campus Center, Ohio Wesleyan University, Delaware, Ohio, in accordance with the foregoing notice.

         DCB Financial Corp. is a registered bank holding company of which The Delaware County Bank & Trust Company (the "Bank") is its only subsidiary. The Company and the Bank are at times hereinafter collectively referred to as the "Company." This is the first Annual Meeting for the Company which acquired the Bank effective as of the conclusion of business on March 14, 1997.

         The solicitation of proxies on the enclosed form is made on behalf of the Board of Directors of the Company. All costs associated with the solicitation will be borne by the Company. The Company does not intend to solicit proxies other than by use of the mails, but certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The proxy materials are first being mailed to shareholders on April 15, 1997.

         Any shareholder executing a proxy has the right to revoke it by the execution of a subsequently dated proxy, by written notice delivered to the Secretary of the Company prior to the exercise of the proxy or in person by voting at the meeting. The shares will be voted in accordance with the direction of the shareholder as specified on the proxy. In the absence of instructions, the proxy will be voted "FOR" the election of the nominees listed in this Proxy Statement.

                               VOTING SECURITIES

         Only shareholders of record at the close of business on April 1, 1997, will be eligible to vote at the Annual Meeting or any adjournment thereof. As of April 1, 1997, the Company had outstanding 4,273,200 shares of no par value common stock. Shareholders are entitled to one vote for each share of common stock owned as of the record date, and shall have the right to cumulate votes in the election of Directors in accordance with Ohio law. Cumulative voting permits a shareholder to multiply the number of shares held by the number of directors to be elected, and cast those votes for one candidate or spread those votes among several candidates as he or she deems appropriate.

         All Directors and Executive Officers of the Company as a group (comprised of 20 individuals), beneficially held 293,736 shares of the Company's common stock as of April 1, 1997, representing 6.87 percent of the outstanding common stock of the Company.

               PROPOSAL #1 ELECTION OF DIRECTORS AND INFORMATION
                     WITH RESPECT TO DIRECTORS AND OFFICERS

              CLASSIFICATION SYSTEM FOR THE ELECTION OF DIRECTORS

         The Code of Regulations for the Company provides for a staggered system for the election of Directors. Directors are to be divided into three classes as nearly equal in number as possible. The Company has thirteen Directors, and they are to be elected to serve a three-year term. The Bank also has a staggered system for the election of Directors and the Company has adopted the same classes as previously existed for the Bank. However, because this is the first election of a staggered term for the Company all of the Directors are to be divided into a class and elected for either a one, two or three year term as specified below.

                      INFORMATION WITH RESPECT TO NOMINEES

         The following information is provided with respect to nominees for Director (regardless of Class). Those nominees receiving the greatest number of votes in the respective classes will be elected as Directors.

There is no minimum number of votes required to elect a Director.

                                                                                               PRINCIPAL
                   NAME                            AGE           DIRECTOR SINCE*              OCCUPATION
CLASS I: (TERM TO EXPIRE AT ANNUAL MEETING IN 2000)

Larry D. Coburn                                    49                   1995        President, CEO and Director of
                                                                                    Bank and the Company

F. Frances Hutchinson                              64                   1990        Owner G.F.S. Chemical

William R. Oberfield                               42                   1993        President, Oberfield Concrete
                                                                                    Products

G. William Parker                                  62                   1976        Surgeon

Gary M. Skinner                                    53                   1996        President, Hardscrabble Farms,
                                                                                    Inc.

CLASS II: (TERM TO EXPIRE AT ANNUAL MEETING IN 1998)

C. William Bonner                                  62                   1988        Developer

Merrill L. Kaufman                                 62                   1988        President, Peoples Store, Inc.

                                                                                               PRINCIPAL
                   NAME                            AGE           DIRECTOR SINCE*              OCCUPATION
CLASS II (CONTINUED):

Terry M. Kramer                                    50                   1992        President/Owner, Kramer
                                                                                    Exploration Company

Thomas T. Porter                                   62                   1990        President, Garth's Auction,
                                                                                    Inc.

Edward Powers                                      51                   1985        President, R. B. Powers Company

CLASS III: (TERM TO EXPIRE AT ANNUAL MEETING IN 1999)

Jerome J. Harmeyer                                 57                   1988        CEO, Fisher Case Steel Products

Rodney B. Hurl                                     67                   1990        Doctor, General Practice

G. Edwin Johnson                                   60                   1993        President, AGRI Communications

*Service includes the time served as a Director of The Delaware County Bank & Trust Company

         The business experience of each of the above-listed nominees and Directors during the past five years was that typical to a person engaged in the principal occupation listed. Unless otherwise indicated, each of the nominees and Directors has had the same position or another executive position with the same employer during the past five years.

         Shareholders desiring to nominate individuals to serve as Directors may do so by following the procedure outlined in the Company's Code of Regulations requiring advance notice to the Company of such nomination and certain information regarding the proposed nominee.

                  {REMAINDER OF PAGE INTENTIONALLY LEFT BLANK}

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The table below sets forth the number and percentage of shares of common stock owned by the Directors and Executive Officers of the Company. As of the date of this Proxy Statement, management is not aware of any person who beneficially owns five percent or more of the Company's common stock.

                                         Amount and Nature
                                       of Beneficial Ownership
        Name                               April 1, 1997                                  Percentage
        ----                               -------------                                  ----------
Larry D. Coburn(1)                             8,070                                         0.18%
F. Frances Hutchinson                          3,600                                         0.08%
William R. Oberfield                           6,300                                         0.15%
G. William Parker(2)                          26,277                                         0.61%
Gary M. Skinner(3)                             8,145                                         0.19%
C. William Bonner(4)                           3,600                                         0.08%
Merrill L. Kaufman(5)                         17,040                                         0.39%
Terry M. Kramer(6)                            47,190                                         1.10%
Thomas T. Porter(7)                           28,350                                         0.66%
Edward Powers                                 20,040                                         0.47%
Jerome J. Harmeyer(8)                         46,998                                         1.10%
Rodney B. Hurl                                30,000                                         0.71%
G. Edwin Johnson                               3,636                                         0.08%
David G. Bernon                                3,300                                         0.07%
Donald R. Blackburn                            5,097                                         0.11%
Richard L. Bump                                7,209                                         0.17%
Marcy H. Niendam                               1,134                                         0.02%
Donna R. Warbel                                  453                                        0.001%
Larry E. Westbrook                            18,411                                         0.43%
Thomas R. Whitney                              8,886                                         0.20%

-------------------------------------------------------------------------------------------------------------------


(1) 8,070 shares owned by CEDE & Co., Custodian.

(2) 24,843 shares owned by G. William Parker individually and 1,434 shares owned by G. William Trust.

(3) 3,636 shares owned by Gary and Carolyn Skinner jointly, 72 shares owned by Carolyn Skinner individually, and 4,437 shares owned by Gary Skinner IRA.

(4) 1,800 shares owned by Charles W. Bonner individually and 1,800 shares owned by Charles or Barbara Bonner jointly.

(5) 1,800 shares owned by Merrill Kaufman individually, 8,640 shares owned by Merrill & Charlotte Kaufman jointly, and 6,600 shares owned by CEDE & Co., Custodian.

(6) 25,770 shares owned by Terry Kramer Trust and 21,420 shares owned by Sandra Kramer Trust.

(7) 1,800 shares owned by Thomas Porter individually, 450 shares owned by Carolyn Porter individually, 25,050 shares owned by Garth's Auctions, Inc., 600 shares owned by Thomas T. Porter 401K Plan, and 450 shares owned by Carolyn B. Porter 401K Plan.

(8) 1,800 shares owned by Jerome Harmeyer individually, 1,944 shares owned by Jerome or Madelyn Harmeyer jointly, and 43,254 shares owned by Madelyn Harmeyer individually.

             COMMITTEES AND COMPENSATION OF THE BOARD OF DIRECTORS

         The Board of Directors conducts its business through meetings of the Board and through its committees. The Board of Directors of the Company and the Bank has appointed and maintains an Audit Committee, Salary Committee, Nominating Committee and Trust Committee.

         The Audit Committee reviews with the Company's independent auditors, the audit plan, the scope and results of their audit engagement and the accompanying management letter, if any; reviews the scope and results of the Company's internal auditing procedures; consults with the independent auditors and management with regard to the Company's accounting methods and the adequacy of its internal accounting controls; approves professional services provided by the independent auditors; reviews the independence of the independent auditors; and reviews the range of the independent auditors' audit and nonaudit fees. The Audit Committee is composed of Messrs. Kramer, Parker, Porter and Powers. The Audit Committee met six (6) times during 1996.

         The Salary Committee is responsible for administering the Company's employee benefit plans; setting the compensation of officers; reviewing the criteria that forms the basis for management's officer and employee compensation recommendations and reviewing management's recommendations in this regard. The Salary Committee is composed of Messrs. Coburn, Johnson, Kramer, Parker and Porter. The Salary Committee met five (5) times during 1996.

         The Company's Nominating Committee is responsible for making annual nominations for Directors to fill vacancies created by expired terms of Directors and from time to time, making appointments to fill vacancies created prior to the expiration of a Director's term. During 1996, the Board met one
(1) time to consider and act upon the nomination of Directors. The Nominating Committee is composed of Messrs. Bonner, Coburn, Kaufman and Porter and Ms. Hutchinson.

         The Trust Committee is a committee of the Bank and oversees all activities of the Trust Division of the Bank to assure that all fiduciary obligations are fulfilled ethically, professionally and prudently. Messrs. Coburn, Harmeyer, Hurl and Oberfield and Ms. Hutchinson served on the Committee in 1996.

         The Board of Directors of the Company meets monthly for its regular meetings and upon call for special meetings. During 1996, the Board of Directors of the Bank met 12 times. All Directors of the Bank attended at least 75 percent of the Board and Committee Meetings that they were scheduled to attend during 1996.

         Directors are paid a monthly retainer of $125.00 for serving on the Board, except for the Chairman of the Board who receives a retainer of $500.00 per month. In addition, the Directors receive $175.00 per board meeting attended and $125.00 for each committee meeting attended.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

         The following table provides certain summary information concerning compensation paid or accrued by the Company and/or its subsidiaries, to or on behalf of the Bank's Chief Executive Officer for the fiscal years ended December 31, 1996 and 1995, and to all executive officers as a group during 1996:

                           SUMMARY COMPENSATION TABLE

                              ANNUAL COMPENSATION

                                                                                                 All Other
Name and Principal Position               Year(1)        Salary($)         Bonus($)         Compensation($)(2)
---------------------------               -------        ---------         --------         ------------------
Larry D. Coburn, President                1996           $117,034           $40,000                $7,965
The Delaware County Bank                  1995            $43,018                $0                $2,761
    & Trust Company

All Executive Officers as a
Group (Nine (9) in number)                1996           $651,411(4)
--------------------------------------------------------------------------------------------------------------

(1) Mr. Coburn joined the Bank effective August 14, 1995.

(2) The Bank pays no "fringe benefits" for its Executive Officers except for use of an automobile by the President, the total value of which is less than $5,000. Includes compensation for attendance at Board meetings while serving as a Director and the Bank's contribution to the 401(k) Plan.

(3) Includes Mr. Coburn, and Mary Ellen Basbagill, former Controller, David G. Bernon, Senior Vice President-Loans, Donald R. Blackburn, Vice President-Retail Banking and Customer Relations, Richard L. Bump, Senior Vice President and Secretary to the Board, Marcy H. Niendam, Vice President-Credit Administration, Donna Warbel, Human Resources Director, Larry E. Westbrook, Senior Vice President and Cashier, and Thomas R. Whitney who served as Vice President and Senior Trust Officer commencing as of August 1, 1996.

                              EMPLOYMENT CONTRACTS

         The Bank has employment contracts currently in place with Larry D. Coburn, President and CEO of the Company and the Bank, and Larry E. Westbrook, Senior Vice President and Cashier of the Bank and Treasurer of the Company.

         The contract with Mr. Coburn was entered for the period from August 14, 1995, the effective date of his employment with the Bank, until December 31, 1995. The contract is renewed for successive one year terms after a performance evaluation upon the written consent of the Bank and Mr. Coburn. The contract provides for a base salary of $115,000, subject to adjustment upward at the discretion of the Board of Directors of the Bank. The contract also provides for a bonus at the sole discretion of the Board of Directors. Fringe benefits are provided that are comparable to other executive employees except that Mr. Coburn is granted the use of an automobile unlike any other employee. The contract also provides for a severance payment in the event that the Bank terminates Mr. Coburn for other than: (i) "Just Cause" (as defined in the contract); (ii) Mr. Coburn reaching retirement age; or (iii) the Bank's decision not to renew the contract. In such a termination, the Bank is obligated under the contract to pay to Mr. Coburn an amount equal to his monthly salary for up to 12 months or until he accepts other employment. In the event the Bank is the subject of an acquisition to which Mr. Coburn does not consent, and his position with the Bank is changed significantly, Mr. Coburn may voluntarily terminate the contract and receive as severance an amount equal to the average annual salary he has received from the Bank for the past 5 years.

         The contract for Mr. Westbrook was entered into on April 12, 1990 with an initial term ending December 31, 1990. The contract automatically renews for annual periods unless the Bank gives not less than 10 nor more than 20 days' notice that the Bank chooses not to renew the contract. The contract also provides for termination "for cause" (as defined in the contract). The contract can be terminated by Mr. Westbrook at any time, upon 90 days' written notice. Mr. Westbrook's contract also contains a "change of control" provision providing for payment to the employee if, in connection with any acquisition of the Bank or for one year thereafter, the employee is terminated or exercises his right to terminate the agreement for "Good Reason" (as defined in the contracts) because his position with the Bank is changed significantly. In the event of such termination, the employee is entitled to receive as severance an amount equal to the average annual salary he has received from the Bank for the past 5 years. The contract for Mr. Westbrook is silent as to compensation and such amounts are set by the Board of Directors on an annual basis.

      REPORT OF THE SALARY COMMITTEE OF DCB FINANCIAL CORP. ON COMPENSATION

         Under rules established by the Securities and Exchange Commission (the "SEC"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's President and Chief Executive Officer and, if applicable, the four other most highly compensated Executive Officers, whose compensation exceeded $100,000 during the Company's fiscal year. The disclosure requirements, as applied to the Company, include only the Company's President and Chief Executive Officer, Larry D. Coburn. The disclosure includes the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting such officers. The Company is a bank holding company and owns a single operating subsidiary, The Delaware County Bank & Trust Company. The Company has no direct employees. All disclosures contained in this Proxy Statement regarding executive compensation reflect compensation paid by the Bank. Further, because the Company only acquired the Bank as of March 14, 1997, the information contained herein relates to information for the Bank for the year ended December 31, 1996. The Salary Committee of the Company has the responsibility of determining the compensation policy and practices with respect to all Executive Officers. At the direction of the Board of Directors, the Salary Committee has prepared the following report for inclusion in this Proxy Statement.

         Compensation Philosophy. This report reflects the Company's compensation philosophy as endorsed by the Salary Committee. The Salary Committee makes a recommendation regarding the level of compensation for all Executive Officers including Mr. Coburn and Mr. Coburn has input into the compensation levels for all Executive Officers except himself.

         Essentially, the executive compensation program of the Company has been designed to:

         o Support a pay-for-performance policy that awards Executive Officers for corporate performance.

         o Motivate key Executive Officers to achieve strategic business goals.

         o Provide compensation opportunities which are comparable to those offered by other peer group companies; thus allowing the Company to compete for and retain talented executives who are critical to the Company's long-term success.

         The Salary Committee approved compensation increases for all Executive Officers of the Company during 1996. Executive Officer salary increase determinations are based upon an evaluation of such executives' performance against goals set in the prior year.

         The Bank maintains a cash bonus plan (the "Bonus Plan") which allocates a portion of the Bank's pre-tax net income for the purpose of employee cash bonuses on an annual basis. The Bonus Plan is administered by the Salary Committee. The award of a bonus to any employee under the terms of the Bonus Plan is discretionary and is determined by the Board of Directors upon the recommendation of the Salary Committee.

         The Salary Committee has determined that a significant portion of executive compensation should be payable in an annual bonus which shall be based principally upon the financial performance of the Company and that of the individual in attaining his or her established goals. The Salary Committee believes that it is important to reward executive management based upon the success of the Company and the Bank.

    THIS REPORT ON COMPENSATION IS SUBMITTED BY THE SALARY COMMITTEE MEMBERS:

                                Larry D. Coburn
                                G. Edwin Johnson
                                Terry M. Kramer
                               G. William Parker
                                Thomas T. Porter

             SALARY COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Larry D. Coburn Company's President and Chief Executive Office served on the Salary Committee of the Company, which is responsible for compensation matters (see "Report of the Salary Committee" in this Proxy Statement).

         Although Mr. Coburn served on the Salary Committee, he did not participate in any decisions regarding his own compensation as an Executive Officer. Each year, the Salary Committee recommends the amount of the bonus award for Mr. Coburn (pursuant to the Cash Bonus Plan described above) and salary for the ensuing year. Mr. Coburn did not participate in discussions nor decision-making relative to his own compensation.

          PERFORMANCE GRAPH - FIVE-YEAR SHAREHOLDER RETURN COMPARISON

         The SEC requires that the Company include in this Proxy Statement a line-graph presentation comparing cumulative five-year shareholder returns on an indexed basis with a broad equity market index and either a nationally recognized industry standard or an index of peer companies selected by the Company. The Company has selected the S&P 500 Market Index and the S&P Regional Bank Index for purposes of this performance comparison. The chart below compares the value of $100 invested on December 31, 1991, in the Bank's stock S&P 500 Market Index and the S&P Regional Bank Index. The Company has used the Bank's performance because the Company was not an operating company during this time.

                                    [GRAPH]

                                        1991             1992            1993            1994            1995            1996
                                        ----             ----            ----            ----            ----            ----
DELAWARE COUNTY B&TC                   $100.00          $109.95         $131.92         $144.65         $160.13         $295.36
S&P 500 INDEX                          $100.00          $107.62         $118.46         $120.03         $165.14         $203.05
S&P MAJOR REGIONAL BANK INDEX          $100.00          $127.34         $135.01         $127.78         $201.19         $274.92

ASSUMES $100 INVESTED ON JANUARY 1, 1992
IN DELAWARE COUNTY B&TC COMMON STOCK,              *TOTAL RETURN ASSUMES
S&P 500 INDEX & S&P MAJOR REGIONAL BANK INDEX       REINVESTMENT OF DIVIDENDS

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         There are no existing or proposed material transactions between the Company and any of the Company's officers, directors, or the immediate family or associates of any of the foregoing persons, except as indicated below. C. William Bonner, one of the Directors of the Company and the Bank, is in the process of purchasing land and constructing an office complex located at 3C Highway and Highland Lake Avenue, Westerville, Ohio. The Bank intends to enter into a lease in this office complex with an initial term of 10 years with two renewal options at an initial rent of $85,000 per year. The Board of Directors approved the lease transaction with Mr. Bonner abstaining from consideration of the matter. The Board believes that the rent to be paid to Mr. Bonner and the other terms and conditions of the lease transaction are comparable to those which would be available from an unrelated party.

         Mr. Rodney B. Hurl, a Director of the Company and Ms. Marcy H. Niendam, an officer of the Bank, are father and daughter. This statement is made to comply with securities disclosures and has no bearing upon the operation of the business of the Company.

         Some of the directors of the Company, as well as the companies with which such directors are associated, are customers of, and have had banking transactions with the Bank in the ordinary course of the Bank's business and the Bank expects to have such ordinary banking transactions with such persons in the future. In the opinion of management of the Company and the Bank, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectability or present other unfavorable features. During 1995, none of the Bank's directors or principal officers had outstanding indebtedness that exceeded ten percent (10%) of the Bank's equity capital accounts.

         The Bank expects to have in the future, banking transactions, in the ordinary course of its business with directors, officers, principal shareholders, and their associates of the Bank and the Company, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others and which do not involve more than the normal risk of collectability or present other unfavorable features.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Prior to the acquisition of the Bank by the Company, such reports were filed with the Federal Deposit Insurance Company as the Bank was a "public bank."

         Based solely on review of the copies of such forms furnished to the Company or written representations that no such forms were required, the Company believes that during 1996 all Section 16(a) filing requirements applicable to its officers and Directors were complied with. The Company has no shareholders who are ten percent beneficial owners.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

         The Board of Directors engaged the accounting firm of Crowe Chizek & Company LLP to perform the certified audit of the Bank's books as of year-end 1996. Their certification is included in the annual Report of the Bank which accompanies this proxy material. In addition to the audit report, the Bank relies on Crowe Chizek & Company LLP for consultation on other accounting, investment and tax-related matters as needed by management. The Bank's Board has determined that the performance of non-audit services for the Bank by Crowe Chizek & Company LLP will not have an adverse effect on the independence of that firm with respect to its certified audit report. The independent accountants, Crowe Chizek & Company LLP, will be in attendance at the annual meeting. Board of Directors will determine who shall perform the 1997 annual certified audit at a later date.

                             SHAREHOLDER PROPOSALS

         Any proposals to be considered for inclusion in the proxy material to be provided to shareholders of the Company for its next annual meeting, to be held in 1998, must be made by a qualified shareholder and must be received by the Company no later than December 12, 1997.

                                 OTHER MATTERS

         The Board of Directors of the Company is not aware of any other matters that may come before the meeting. However, the enclosed Proxy will confer discretionary authority with respect to matters which are not known to the Board of Directors at the time of printing hereof and which may properly come before the meeting. A copy of the Bank's 1996 report filed with the Federal Deposit Insurance Company, on Form F-2, will be available without charge to shareholders on request. Address all requests, in writing, for this document to Donald R. Blackburn, Vice President, The Delaware County Bank & Trust Company, 41 N. Sandusky Street, Delaware, Ohio 43015. The Company has filed with the SEC a report as a "successor issuer" to the Bank and will be filing reports with the SEC in the future.

                                    By Order of the Board of Directors of
                                    DCB Financial Corp.

                                    Larry D. Coburn, President

                          PROXY FOR ANNUAL MEETING OF
                              DCB FINANCIAL CORP.
                                 DELAWARE, OHIO

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned shareholder of DCB Financial Corp., Delaware, Ohio, do hereby nominate, constitute, and appoint F. Frances Hutchinson, Terry M. Kramer, William R. Oberfield and Thomas
T. Porter, or any of them (with full power of substitution) for me and in my name, place and stead, to vote all the common stock of said Corporation, standing in my name on its books on April 1, 1997, at the Annual Meeting of its shareholders to be held at The Hamilton/Williams Campus Center, Ohio Wesleyan University, Delaware, Ohio, on May 21, 1997 at 7:30 P.M. (local time), or any adjournments thereof with all the powers the undersigned would possess if personally present as follows:

1. ELECTION OF DIRECTORS:

Name                       For the Nominee               Withhold Authority for the Nominee
Class I:
Larry D. Coburn                   [ ]                                   [ ]
F. Frances Hutchinson             [ ]                                   [ ]
William R. Oberfield              [ ]                                   [ ]
G. William Parker                 [ ]                                   [ ]
Gary M. Skinner                   [ ]                                   [ ]

Class II:
C. William Bonner                 [ ]                                   [ ]
Merrill L. Kaufman                [ ]                                   [ ]
Terry M. Kramer                   [ ]                                   [ ]
Thomas T. Porter                  [ ]                                   [ ]
Edward Powers                     [ ]                                   [ ]

Class III:
Jerome J. Harmeyer                [ ]                                   [ ]
Rodney B. Hurl                    [ ]                                   [ ]
G. Edwin Johnson                  [ ]                                   [ ]


2. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" THE NOMINEES LISTED ABOVE UNLESS "WITHHOLD AUTHORITY" IS INDICATED. IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. ALL SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR

TO ITS EXERCISE BY EITHER WRITTEN NOTICE OR PERSONALLY AT THE MEETING OR BY A SUBSEQUENTLY DATED PROXY.

                          PLEASE SIGN ON REVERSE SIDE

          ------------------------------------------------------------

                                  INSERT LABEL

          ------------------------------------------------------------


Date: __________________, 1997


__________________________________________
         (STOCKHOLDER SIGNATURE)

__________________________________________
         (STOCKHOLDER SIGNATURE)

Please Print Name(s) __________________________________________

Please Print Number of Shares _________________________________

(WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. ALL JOINT OWNERS MUST SIGN.)

                       PLEASE SIGN AND RETURN IMMEDIATELY

                                       2